SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 7, 2013

Date of Report (Date of Earliest Event Reported)

Rancon Realty Fund V,

A California Limited Partnership

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction

of Incorporation)

0-16467	33-0098488
(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708

(Address of principal executive offices) (Zip Code)

(650) 343-9300

(Fund’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See the description of the Purchase Agreement under Item 2.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 7, 2013, Rancon Realty Fund V, a California Limited Partnership (the “Partnership”), sold the real property commonly known as Three Carnegie Plaza, located at 735 E. Carnegie Drive, San Bernardino, California (the “Property”), to 521 East 11th St. LLC, a California limited liability company, and 1250 Fairfax LLC, a California limited liability company (together, the “Buyer”). The sale of the Property was completed pursuant to a Purchase Agreement, dated February 13, 2013, between the Partnership and the Buyer, as amended by that certain First Amendment, dated February 15, 2013, Second Amendment, dated February 27, 2013, Third Amendment, dated March 1, 2013, and Fourth Amendment, dated March 5, 2013 (the “Purchase Agreement”).

The total sale price for the Property was $8,000,000, with $3,200,000 paid by the Buyer in cash and the balance paid by the Buyer’s issuance of a promissory note to the Partnership (the “Note”), in the amount of $4,800,000, bearing interest at the rate of 5.5% per annum. The Note is due and payable in full on the date sixty days from the closing of the Property sale; provided, however, the Buyer may elect to extend such maturity date for an additional sixty days, by delivering written notice to the Partnership on or before the expiration of the initial maturity date. The Note is secured by a Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing.

The filing of this Form 8-K by the Partnership shall not be deemed an acknowledgment by the Partnership that the disclosures contained herein are necessarily required under Items 1.01, 2.02 or 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.1 is the pro forma financial information required by Item 9.01(b) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCON REATLY FUND V,
A California Limited Partnership

By	Rancon Financial Corporation,
The General Partner

By	/s/ Daniel L. Stephenson
Daniel L. Stephenson
President

And	/s/ Daniel L. Stephenson
Daniel L. Stephenson
General Partner

Date: March 12, 2013

INDEX TO EXHIBITS

Exhibit	Description

99.1	Unaudited pro forma consolidated balance sheet of Rancon Realty Fund V, A California Limited Partnership as of September 30, 2012 and unaudited pro forma consolidated statements of operations of Rancon Realty Fund V, A California Limited Partnership for the nine months ended September 30, 2012 and 2011 and for the years ended December 31, 2011, 2010 and 2009, including the notes hereto.

4